Exhibit 99.1


                          INDEX TO FINANCIAL STATEMENTS

FSP Addison Circle Corp.

Index to financial statements as of December 31, 2004 and 2003, for the years ended December 31, 2004 and 2003 and for the period
     August 21, 2002 to December 31, 2002, including financial
     statement schedules                                                    F-2

FSP Collins Crossing Corp.

Index to financial statements as of December 31, 2004 and 2003, for the year ended December 31, 2004 and for the period January 16,
     2003 to December 31, 2003, including financial statement
     schedules                                                              F-17

FSP Montague Business Center Corp.

Index to financial statements as of December 31, 2004 and 2003, for the years ended December 31, 2004 and 2003 and for the period
     July 22, 2002 to December 31, 2002, including financial statement
     schedules                                                              F-32

FSP Royal Ridge Corp.

Index to financial statements as of and for the years ended
     December 31, 2004 and 2003, including financial statement schedules    F-46

                            FSP Addison Circle Corp.
                              Financial Statements
                        December 31, 2004, 2003 and 2002

                                Table of Contents

                                                                            Page
Financial Statements

Independent Auditor's Report..............................................   F-3

Balance Sheets as of December 31, 2004 and 2003...........................   F-4

Statements of Operations for the years ended December 31, 2004 and 2003 and the period August 21, 2002 (date of inception) to
     December 31, 2002....................................................   F-5

Statements of Changes in Stockholders' Equity for the years ended
     December 31, 2004 and 2003 and the period August 21, 2002
     (date of inception) to December 31, 2002 ............................   F-6

Statements of Cash Flows for the years ended December 31, 2004 and 2003 and the period August 21, 2002 (date of inception) to
     December 31, 2002....................................................   F-7

Notes to Financial Statements.............................................   F-8

Financial Statements Schedule - Schedule III..............................  F-15

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Addison Circle Corp.
Wakefield, Massachusetts

We have audited the accompanying balance sheets of FSP Addison Circle Corp. as of December 31, 2004 and 2003 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2004 and 2003 and for the period from August 21, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Addison Circle Corp. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 and for the initial period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



/s/ Braver and Company, P.C.
Newton, Massachusetts
March 7, 2005

                            FSP Addison Circle Corp.
                                 Balance Sheets

                                                                                December 31,            December 31,
(in thousands,except shares and par value amounts)                                 2004                    2003
===================================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                          $  4,365               $  4,365
     Buildings and improvements                                                      46,469                 45,895
-------------------------------------------------------------------------------------------------------------------
                                                                                     50,834                 50,260

     Less accumulated depreciation                                                    2,756                  1,519
-------------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                         48,078                 48,741

Acquired real estate leases, net of accumulated amortization
      of $669 and $349, respectively                                                  1,069                  1,389
Cash and cash equivalents                                                             3,613                  3,330
Cash-funded reserves                                                                  1,693                  2,636
Restricted cash                                                                          20                     35
Tenant rent receivable                                                                   37                     52
Step rent receivable                                                                    503                    421
Deferred leasing costs, net of accumulated amortization
      of $58 and $0, respectively                                                       363                     39
Prepaid expenses and other assets                                                        23                     24
-------------------------------------------------------------------------------------------------------------------

      Total assets                                                                 $ 55,399               $ 56,667
===================================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                              $  1,885               $  2,055
Distributions payable                                                                 1,289                  1,265
Tenant security deposits                                                                 20                     35
-------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                3,194                  3,355
-------------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:                                                           --                     --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 636 shares                                         --                     --
       authorized, issued and outstanding

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                               --                     --
     Additional paid-in capital                                                      58,383                 58,383
     Retained earnings and distributions in excess of earnings                       (6,178)                (5,071)
-------------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                      52,205                 53,312
-------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                    $ 55,399               $ 56,667
===================================================================================================================

                 See accompanying notes to financial statements.

                       FSP Addison Circle Corp.
                       Statements of Operations

                                                                                    For the                   For the Period
                                                                                 Years Ended                  August 21, 2002
                                                                                 December 31,             (date of inception) to
(in thousands, except shares and per share amounts)                            2004        2003              December 31, 2002
================================================================================================================================

Revenues:
     Rental                                                                  $ 8,753      $ 8,554                 $  2,102
--------------------------------------------------------------------------------------------------------------------------------

       Total revenue                                                           8,753        8,554                    2,102
--------------------------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                                 1,940        1,783                      391
     Real estate taxes and insurance                                           1,040        1,354                      327
     Depreciation and amortization                                             1,615        1,497                      370
     General and administrative                                                  114           --                       --
     Interest                                                                     --           --                    3,897
--------------------------------------------------------------------------------------------------------------------------------

       Total expenses                                                           4,709       4,634                    4,985
--------------------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                           4,044        3,920                   (2,883)

Interest income                                                                   94           85                       14
--------------------------------------------------------------------------------------------------------------------------------

Net income (loss) before distributions to common stockholder                   4,138        4,005                   (2,869)

Distributions paid to common stockholder                                          --           --                      313
--------------------------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred stockholders                     $ 4,138      $ 4,005                 $ (3,182)
================================================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                           636          636                      636
================================================================================================================================

Net income (loss) per preferred share, basic and diluted                     $ 6,506      $ 6,297                 $ (5,003)
================================================================================================================================

                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                  Statements of Changes in Stockholders' Equity
               For the Years Ended December 31, 2004 and 2003 and
                         for the Period August 21, 2002
                    (date of inception) to December 31, 2002

                                                                                              Retained Earnings
                                                                           Additional         and Distributions          Total
                                               Preferred      Common         Paid-in            in Excess of         Stockholders'
        (in thousands, except shares)            Stock         Stock         Capital              Earnings              Equity
====================================================================================================================================

Private offering of 636 shares, net               $ --         $ --         $ 58,383              $     --              $ 58,383

Distributions                                       --           --               --                (1,070)               (1,070)

Net loss                                            --           --               --                (2,869)               (2,869)
------------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                          --           --           58,383                (3,939)               54,444

Distributions                                       --           --               --                (5,137)               (5,137)

Net income                                          --           --               --                 4,005                 4,005
------------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                          --           --           58,383                (5,071)               53,312

Distributions                                       --           --               --                (5,245)               (5,245)

Net income                                          --           --               --                 4,138                 4,138
------------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2004                        $ --         $ --         $ 58,383              $ (6,178)             $ 52,205
====================================================================================================================================

           See accompanying notes to financial statements.

                             FSP Addison Circle Corp.
                             Statements of Cash Flows

                                                                                    For the              For the Period
                                                                                  Years Ended            August 21, 2002
                                                                                  December 31,       (date of inception) to
(in thousands)                                                                 2004          2003       December 31, 2002
============================================================================================================================
Cash flows from operating activities:
   Net Income (loss)                                                         $ 4,138       $ 4,005          $ (2,869)
   Adjustments to reconcile net income (loss) to net cash provided by
       (used for) operating activities:
            Depreciation and amortization                                      1,615         1,497               370
        Changes in operating assets and liabilities:
            Cash-funded reserves                                                 943            83            (2,719)
            Restricted cash                                                       15             9               (44)
            Tenant rent receivable                                                15           (25)               --
            Step rent receivable                                                 (82)         (322)              (99)
            Prepaid expenses and other assets                                      1            29               (80)
            Accounts payable and accrued expenses                               (170)          165             1,890
            Tenant security deposits                                             (15)           (9)               44
       Payment of deferred leasing costs                                        (382)          (39)               --
--------------------------------------------------------------------------------------------------------------------

                   Net cash provided by (used for) operating activities        6,078         5,393            (3,507)
--------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                               (574)          (25)          (50,235)
   Purchase of acquired real estate leases                                        --            --            (1,738)
--------------------------------------------------------------------------------------------------------------------

                   Net cash used for investing activities                       (574)          (25)          (51,973)
--------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                            --            --            63,610
   Syndication costs                                                              --            --            (5,227)
   Distributions to stockholders                                              (5,221)       (4,721)             (220)
   Proceeds from long-term debt                                                   --            --            51,500
   Principal payments on long-term debt                                           --            --           (51,500)
--------------------------------------------------------------------------------------------------------------------

                  Net cash (used for) provided by financing activities        (5,221)       (4,721)           58,163
--------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                        283           647             2,683

Cash and cash equivalents, beginning of period                                 3,330         2,683                --
--------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                     $ 3,613       $ 3,330          $  2,683
====================================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
   Interest                                                                  $    --       $    --          $  3,897

Disclosure of non-cash financing activities:
   Distributions declared but not paid                                       $ 1,289       $ 1,265          $    850

                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

1.    Organization

FSP Addison Circle Corp. (the "Company") was organized on August 21, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Addison, TX (the "Property"). The Property consists of a recently constructed, ten-story Class "A" suburban office tower that contains approximately 293,787 square feet of space situated on approximately 3.62 acres of land. The Company acquired the Property on September 30, 2002.

On August 13, 2004, the Company entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). On February 25, 2005, FSP filed a Consent Solicitation/Prospectus with the United States Securities and Exchange Commission indicating its intent to merge the Company and three additional REITs with and into four of FSP's wholly-owned subsidiaries. The merger requires the approval of the shareholders of the Company as well as the shareholders of the three additional REITs. If approved, FSP will issue approximately 3,783,354 shares of its common stock in exchange for a 100% ownership interest in the Company. The Company has incurred $114,000 of costs through December 31, 2004 related to the merger and these costs have been included as an expense in the Statements of Operations.

2.    Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2002 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2003 and 2002 financial statements have been reclassified to conform to the 2004 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                              Years
      --------                              -----
      Building - Commercial                   39
      Building Improvements                 15-39
      Furniture and equipment                5-7

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheets:

      (in thousands)
      --------------

      Price per Offering Memorandum                 $      51,500
      Plus: Acquisition fees                                  318
            Other acquisition costs                           155
      --------------------------------------------------------------
        Total Acquisition Costs                     $      51,973
      ==============================================================

These costs were recorded in the Company's Balance Sheets as follows:

      (in thousands)
      --------------

      Land                                          $       4,365
      Building                                             45,870
      Acquired real estate leases                           1,738
      --------------------------------------------------------------
        Total recorded on Balance Sheets            $      51,973
      ==============================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2004, no such indicators of impairment were identified.

Depreciation expense of $1,237,000, $1,176,000 and $343,000 is included in depreciation and amortization in the Company's Statements of Operations for the years ended December 31, 2004 and 2003 and the period ended December 31, 2002, respectively.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the Property. Under Statement of Financial Accounting Standard ("SFAS") No. 141 "Business Combinations", which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining life of the related leases. Amortization expense of $320,000, $322,000 and $27,000 is included in depreciation and amortization in the Company's Statements of Operations for the years ended December 31, 2004 and 2003 and the period ended December 31, 2002, respectively.

Acquired real estate lease costs included in the purchase price of the property were $1,738,000 and are being amortized over the weighted-average period of six years in respect of the leases assumed. Detail of the acquired real estate leases as of December 31, 2004 and 2003:

      (in thousands)                             2004               2003
      --------------                        ---------------    ----------------
      Cost                                    $     1,738        $     1,738
      Accumulated amortization                       (669)              (349)
                                            ---------------    ----------------
      Book value                              $     1,069        $     1,389
                                            ===============    ================

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

ACQUIRED REAL ESTATE LEASES (continued)

The estimated annual amortization expense for the four years succeeding December 31, 2004 are as follows:

      (in thousands)
      --------------
      2005                                    $       321
      2006                                    $       321
      2007                                    $       321
      2008                                    $       106

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2004 and 2003.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended December 31, 2004, 2003 and 2002, rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                                               Year Ended         Year Ended       Period Ended
                                                              December 31,       December 31,      December, 31
                                                                  2004              2003              2002
      ==========================================================================================================
      McLeod USA Telecommunications Services, Inc.                 32%               31%               31%
      The Staubach Company                                         27%               28%               28%
      J.D. Edwards World Solutions Company (1)                     21%               20%               20%

(1) PeopleSoft (successor to JD Edwards) terminated their lease in 2004, which contained an early termination option. The space was subsequently re-let by January 2005.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves, and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

TENANT RENT RECEIVABLE

Tenant rent receivable is reported at the amount the Company expects to collect on balances outstanding at year-end. Management monitors outstanding balances and tenant relationships and concluded that any realization losses would be immaterial.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, was $503,000 and $421,000 at December 31, 2004 and 2003, respectively.

DEFERRED LEASING COSTS

Deferred leasing commissions represent direct and incremental external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the terms of the related lease agreements. Amortization expense was approximately $58,000 and $0 for the years ended December 31, 2004 and 2003, respectively. Detail of the deferred leasing costs as of December 31,:

      (in thousands)                   2004             2003
      --------------                ----------       ----------
      Costs                         $      421       $       39
      Accumulated Amortization             (58)              --
                                    ----------       ----------
      Book Value                    $      363       $       39
                                    ==========       ==========

The estimated annual amortization expense for the three years succeeding December 31, 2004 are as follows:

      (in thousands)
      --------------
      2005                                   $       136
      2006                                   $       136
      2007                                   $        91

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $5,227,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheets.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                         Year Ended    Year Ended   Period Ended
                                        December 31,  December 31,  December, 31
      (in thousands)                        2004          2003          2002
      ==========================================================================
      Income from leases                  $7,258        $7,153        $1,823
      Termination Fee                        449            --            --
      Straight-line rent adjustment           82           322            99
      Reimbursable expenses                  964         1,079           180
      --------------------------------------------------------------------------

           Total                          $8,753        $8,554        $2,102
      ==========================================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows SFAS No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2004, 2003 and 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3.    Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $2,932,000 that can be carried forward until it expires in the year 2022.

At December 31, 2004, the Company's net tax basis of its real estate assets was $49,768,000.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

3.   Income Taxes (continued)

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                          Year Ended       Year Ended       Period Ended
                                                          December 31,     December 31,     December 31,
      (in thousands)                                          2004             2003             2002
      ==================================================================================================
      GAAP net income (loss)                               $ 4,138           $ 4,005           $(2,869)

         Add:  Book depreciation and amortization            1,615             1,497               370
         Less: Tax depreciation and amortization            (1,254)           (1,193)             (323)
               Straight-line rents                             (82)             (322)              (99)
      ------------------------------------------------------------------------------------------------
      Taxable income (loss)(1)                             $ 4,417           $ 3,987           $(2,921)
      ================================================================================================

      (1)   A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                     Year Ended
                                                December 31, 2004                   December 31, 2003
                                         ------------------------------     ---------------------------------
                                                        Per       Per                     Per         Per
                                                     Preferred   Common                Preferred    Common
(in thousands, except per share data)      Total       Share      Share       Total      Share       Share
-------------------------------------------------------------------------------------------------------------
Cash distributions paid                   $ 5,221     $ 8,209     $  --     $ 4,721     $ 7,275    $ 93,807
   Less: Return of captial                   (804)     (1,264)       --        (734)     (1,131)    (14,605)
-------------------------------------------------------------------------------------------------------------
Dividends paid deduction                  $ 4,417     $ 6,945     $  --     $ 3,987     $ 6,144    $ 79,202
=============================================================================================================

                                                      Year Ended
                                         ---------------------------------
                                                 December 31, 2002
                                         ---------------------------------
                                                        Per         Per
                                                     Preferred     Common
(in thousands, except per share data)      Total       Share       Share
--------------------------------------------------------------------------
Cash distributions paid                   $ 220        $  --    $ 220,000
   Less: Return of captial                 (220)          --     (220,000)
--------------------------------------------------------------------------
Dividends paid deduction                  $  --        $  --    $      --
==========================================================================

4.    Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

4.    Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any income, nor in any related dividend.

5.    Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the periods ended December 31, 2004, 2003 and 2002, fees incurred under the agreement were $82,000, $79,000 and $19,000, respectively.

An acquisition fee of $318,000 and other costs of $67,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $5,227,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full a note payable to FSP, principal of $51,500,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP was $240,000. The average interest rate during the time the loan was outstanding was 4.44%.

A commitment fee of $3,657,000 was paid to FSP during 2002 for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $313,000 to the common shareholder during 2002 relating to earnings of the Company prior to the completion of the offering of preferred shares.

6.    Commitments and Contingencies

The Company, as lessor, has minimum future rental income under non-cancelable operating leases as of December 31, 2004, as follows:

                                        Year Ending
      (in thousands)                    December 31,          Amount
                                        ------------        ---------

                                            2005            $  5,403
                                            2006               5,257
                                            2007               3,106
                                            2008               2,410
                                            2009                 920
                                         Thereafter               19
                                                            ---------
                                                            $ 17,115
                                                            =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in September 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

                                  SCHEDULE III

                            FSP Addison Circle Corp.
                    Real Estate and Accumulated Depreciation
                                December 31, 2004

                                                                Initial Cost
                                                       -------------------------------
                                                                              Costs
                                                                           Capitalized
                                                               Buildings   (Disposals)
                                                              Improvements Subsequent
                                                                  and          to
Description                         Encumbrances (1)   Land    Equipment   Acquisition
-----------                         ----------------   ----    ---------   -----------

   Addison Circle, Addison, TX                        $4,365     $45,870      $599

                                                          Historical Costs
                                      ----------------------------------------------------------


                                              Buildings                             Total Costs,
                                             Improvements                              Net of     Depreciable
                                                 and                  Accumulated   Accumulated       Life      Date of
Description                           Land    Equipment   Total (2)  Depreciation   Depreciation     Years     Acquisition
-----------                           ----    ---------   ---------  ------------   ------------     -----     -----------
                                          (in thousands)
   Addison Circle, Addison, TX       $4,365     $46,469    $50,834     $2,756         $48,078          39         2002

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $52,572.

                            FSP Addison Circle Corp.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                          December 31,
                                           -------------------------------------
(in thousands)                               2004           2003          2002
================================================================================

Real estate investments, at cost:
   Balance, beginning of period            $50,260        $50,235        $    --
       Acquisitions                             --             --         50,235
       Improvements                            574             25             --
       Dispositions                             --             --             --
--------------------------------------------------------------------------------

   Balance, end of period                  $50,834        $50,260        $50,235
================================================================================

Accumulated depreciation:
    Balance, beginning of period           $ 1,519        $   343        $    --
        Depreciation                         1,237          1,176            343
        Dispositions                            --             --             --
--------------------------------------------------------------------------------

    Balance, end of period                 $ 2,756        $ 1,519        $   343
================================================================================

                           FSP Collins Crossing Corp.
                              Financial Statements
                           December 31, 2004 and 2003

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................   F-18

Balance Sheets as of December 31, 2004 and 2003..........................   F-19

Statements of Operations for the year ended December 31, 2004 and the
      period January 16, 2003 (date of inception) to December 31, 2003...   F-20

Statements of Changes in Stockholders' Equity for the year ended
      December 31, 2004 and the period January 16, 2003 (date of
       inception) to December 31, 2003...................................   F-21

Statements of Cash Flows for the year ended December 31, 2004 and the
      period January 16, 2003 (date of inception) to December 31, 2003...   F-22

Notes to Financial Statements............................................   F-23

Financial Statements Schedule - Schedule III.............................   F-30

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Collins Crossing Corp.
Wakefield, Massachusetts

We have audited the accompanying balance sheets of FSP Collins Crossing Corp. as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2004 and the period from January 16, 2003 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Collins Crossing Corp. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the year ended December 31, 2004 and for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
March 7, 2005

                      FSP Collins Crossing Corp.
                            Balance Sheets

                                                                     December 31,     December 31,
(in thousands, except shares and par value amounts)                      2004             2003
==================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                             $  4,022         $  4,022
     Buildings and improvements                                         34,233           34,224
-----------------------------------------------------------------------------------------------
                                                                        38,255           38,246

     Less accumulated depreciation                                       1,609              731
-----------------------------------------------------------------------------------------------

Real estate investments, net                                            36,646           37,515

Acquired real estate leases, net of accumulated amortization
     of $767 and $349, respectively                                      1,500            1,918
Acquired favorable real estate leases, net of accumulated
     amortization of $1,741 and $791, respectively                       3,403            4,353
Cash and cash equivalents                                                2,929            2,942
Cash-funded reserves                                                     1,998            2,124
Restricted cash                                                            115              115
Tenant rents receivable                                                    106               25
Step rent receivable                                                       610              279
Prepaid expenses and other assets                                           45               43
-----------------------------------------------------------------------------------------------

      Total assets                                                    $ 47,352         $ 49,314
===============================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                 $  1,372         $  1,467
Distributions payable                                                    1,184            1,331
Tenant security deposits                                                   115              115
-----------------------------------------------------------------------------------------------

     Total liabilities                                                   2,671            2,913
-----------------------------------------------------------------------------------------------

Commitments and Contingencies:                                              --               --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 555 shares
        authorized, issued and outstanding                                  --               --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                  --               --
     Additional paid-in capital                                         51,100           51,100
     Retained earnings and distributions in excess of earnings          (6,419)          (4,699)
-----------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                         44,681           46,401
-----------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                       $ 47,352         $ 49,314
===============================================================================================

                 See accompanying notes to financial statements.

                      FSP Collins Crossing Corp.
                       Statements of Operations

                                                                                           For the Period
                                                                      For the             January 16, 2003
                                                                    Year Ended         (date of inception) to
(in thousands, except shares and per share amounts)              December 31, 2004        December 31, 2003
=============================================================================================================

Revenues:
     Rental                                                           $6,990                    $ 5,672
-------------------------------------------------------------------------------------------------------------

       Total revenue                                                   6,990                      5,672
-------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                         1,842                      1,399
     Real estate taxes and insurance                                     773                        760
     Depreciation and amortization                                     1,296                      1,080
     General and administrative                                          109                         --
     Interest                                                             --                      3,444
-------------------------------------------------------------------------------------------------------------

       Total expenses                                                  4,020                      6,683
-------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                   2,970                     (1,011)

Interest income                                                           85                         35
-------------------------------------------------------------------------------------------------------------

Net income (loss) before distributions to common stockholder           3,055                       (976)

Distributions paid to common stockholder                                  --                        373
-------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred stockholders              $3,055                    $(1,349)
=============================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                   555                        555
=============================================================================================================

Net income (loss) per preferred share, basic and diluted              $5,505                    $(2,431)
=============================================================================================================

                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                  Statements of Changes in Stockholders' Equity
             For the Year Ended December 31, 2004 and for the Period
                      January 16, 2003 (date of inception)
                              to December 31, 2003

                                                                                   Retained Earnings
                                                                     Additional    and Distributions         Total
                                           Preferred      Common      Paid-in         in Excess of       Stockholders'
        (in thousands, except shares)        Stock         Stock      Capital           Earnings            Equity
======================================================================================================================

Private offering of 555 shares, net          $  --        $  --        $51,100          $    --           $ 51,100

Distributions                                   --           --             --           (3,723)            (3,723)

Net loss                                        --           --             --             (976)              (976)
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                      --           --         51,100           (4,699)            46,401

Distributions                                   --           --             --           (4,775)            (4,775)

Net income                                      --           --             --            3,055              3,055
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2004                   $  --        $  --        $51,100          $(6,419)          $ 44,681
======================================================================================================================

                 See accompanying notes to financial statements.

                            FSP Collins Crossing Corp.
                             Statements of Cash Flows

                                                                                                          For the Period
                                                                                      For the            January 16, 2003
                                                                                    Year Ended        (date of inception) to
(in thousands)                                                                   December 31, 2004       December 31, 2003
============================================================================================================================
Cash flows from operating activities:
     Net Income (loss)                                                                $ 3,055              $   (976)
     Adjustments to reconcile net income (loss) to net cash provided by
             (used for) operating activities:
                    Depreciation and amortization                                       1,296                 1,080
                    Amortization of favorable lease                                       950                   791
              Changes in operating assets and liabilities:
                    Cash-funded reserves                                                  126                (2,124)
                    Restricted cash                                                        --                  (115)
                    Tenant rent receivable                                                (81)                  (25)
                    Step rent receivable                                                 (331)                 (279)
                    Prepaid expenses and other assets                                      (2)                  (43)
                    Accounts payable and accrued expenses                                 (95)                1,467
                    Tenant security deposits                                               --                   115
----------------------------------------------------------------------------------------------------------------------------

                        Net cash provided by (used for) operating activities            4,918                  (109)
----------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                        (9)              (38,246)
     Purchase of acquired real estate leases                                               --                (2,267)
     Purchase of acquired favorable real estate leases                                     --                (5,144)
----------------------------------------------------------------------------------------------------------------------------

                        Net cash used for investing activities                             (9)              (45,657)
----------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                                   --                55,510
     Syndication costs                                                                     --                (4,410)
     Distributions to stockholders                                                     (4,922)               (2,392)
     Proceeds from long-term debt                                                          --                45,175
     Principal payments on long-term debt                                                  --               (45,175)
----------------------------------------------------------------------------------------------------------------------------

                        Net cash (used for) provided by financing activities           (4,922)               48,708
----------------------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                                      (13)                2,942

Cash and cash equivalents, beginning of period                                          2,942                    --
----------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                              $ 2,929              $  2,942
============================================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                                         $    --              $  3,444

Disclosure of non-cash financing activities:
     Distributions declared but not paid                                              $ 1,184              $  1,331

                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

1.    Organization

FSP Collins Crossing Corp. (the "Company") was organized on January 16, 2003 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Richardson, TX (the "Property"). Completed in 1999, the Property consists of an eleven story Class "A" suburban office tower that contains approximately 298,766 square feet of space situated on approximately ten acres of land (including an undeveloped parcel containing approximately 3.5 acres). The company acquired the Property on March 3, 2003.

On August 13, 2004, the Company entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). On February 25, 2005, FSP filed a Consent Solicitation/Prospectus with the United States Securities and Exchange Commission indicating its intent to merge the Company and three additional REITs with and into four of FSP's wholly-owned subsidiaries. The merger requires the approval of the shareholders of the Company as well as the shareholders of the three additional REITs. If approved, FSP will issue approximately 3,423,035 shares of its common stock in exchange for a 100% ownership interest in the Company. The Company has incurred $109,000 of costs through December 31, 2004 related to the merger and these costs have been included as an expense in the Statements of Operations.

2.    Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2003 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2003 financial statements has been reclassified to conform to the 2004 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                                 Years
      --------                                 -----
      Building - Commercial                      39
      Building Improvements                    15-39
      Furniture and Equipment                   5-7

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheets:

      (in thousands)
      --------------

      Price per Offering Memorandum                 $      45,175
      Plus:  Acquisition fees                                 277
      Plus:  Other acquisition costs                          205
      --------------------------------------------------------------
        Total Acquisition Costs                     $      45,657
      ==============================================================

These costs were recorded in the Company's Balance Sheet as follows:

      (in thousands)
      --------------

      Land                                          $       4,022
      Building                                             34,224
      Acquired real estate leases                           2,267
      Acquired favorable real estate lease                  5,144
      --------------------------------------------------------------
        Total recorded on Balance Sheets            $      45,657
      ==============================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2004 and 2003, no such indicators of impairment were identified.

Depreciation expense amounted to $878,000 and $731,000 for the periods ended December 31, 2004 and 2003, respectively.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases represents the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the Property. Under Statement of Financial Accounting Standards ("SFAS") No. 141 "Business Combinations", which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of $418,000 and $349,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the period ended December 31, 2004 and 2003, respectively.

Acquired real estate lease costs included in the purchase price of the property were $2,267,000 and are being amortized over a weighted average period of five years in respect of the leases assumed. Detail of the acquired real estate lease costs as of December 31,:

      (in thousands)                             2004               2003
      --------------
                                            ---------------    ----------------
      Cost                                    $     2,267        $     3,267
      Accumulated amortization                       (767)              (349)
                                            ---------------    ----------------
      Book value                              $     1,500        $     1,918
                                            ===============    ================

The estimated annual amortization expense for the four years succeeding December 31, 2004 are as follows:

      (in thousands)
      --------------

      2005                                    $       418
      2006                                    $       418
      2007                                    $       418
      2008                                    $       246

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

ACQUIRED FAVORABLE REAL ESTATE LEASE

Acquired favorable real estate lease is the estimated benefit the Company receives when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the property was acquired. Under SFAS 141 the Company is required to report this value separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the tenant's lease. Amortization of $950,000 and $791,000 is shown as a reduction of rental income in the Company's Statements of Operations for the periods ended December 31, 2004 and 2003, respectively.

The acquired favorable real estate leases included in the purchase price of the property was $5,144,000 and is being amortized over the period of five years in respect of the lease assumed. Details of the acquired favorable real estate lease as of December 31:

      (in thousands)                             2004               2003
      --------------                        ---------------     --------------
      Cost                                    $   5,144           $   5,144
      Accumulated amortization                   (1,741)               (791)
                                            ---------------     --------------
      Book value                              $   3,403           $   4,353
                                            ===============     ==============

The estimated annual amortization expense for the four years succeeding December 31, 2004 are as follows:

      (in thousands)
      --------------
      2005                                    $       950
      2006                                    $       950
      2007                                    $       950
      2008                                    $       553

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2004 and 2003.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended December 31, 2004 and 2003, rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenant represents greater than 10% of total revenue:

                                           Year Ended            Period Ended
                                        December 31, 2004      December 31, 2003
      Tektronix Texas, LLC                     79%                    81%
      Macromedia                               10%                    9%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $610,000 and $279,000 at December 31, 2004 and 2003, respectively.

TENANT RENT RECEIVABLE

Tenant rent receivable are reported at the amount the Company expects to collect on balances outstanding at year-end. Management monitors outstanding balances and tenant relationships and concluded that any realization losses would be immaterial.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $4,410,000 have been reported as reduction in Stockholders' Equity in the Company's Balance Sheets.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2.   Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial properties and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                              Year Ended     Period Ended
                                             December, 31    December, 31
      (in thousands)                             2004            2003
      ====================================================================
      Income from leases                      $   6,715       $   5,559
      Straight-line rent adjustment                 331             279
      Reimbursable expenses                         894             625
      Amortization of favorable lease              (950)           (791)
      --------------------------------------------------------------------
           Total                              $   6,990       $   5,672
      ====================================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows SFAS No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor any related dividend.

3.    Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

At December 31, 2004, the Company's net tax basis of its real estate assets was $43,753,000.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

3.    Income Taxes (continued)

The following schedule reconciles GAAP net income to taxable income subject to dividend requirements:

                                                                        Year Ended      Period Ended
                                                                        December 31,    December 31,
      (in thousands)                                                        2004            2003
      ==============================================================================================

      GAAP net income (loss)                                           $    3,055       $   (976)

         Add:  Book depreciation and amortization                           1,296          1,080
               Amortization for favorable lease                               950            791
               Deferred rent                                                 (481)           481
         Less: Tax depreciation and amortization                           (1,042)          (812)
               Straight-line rents                                           (331)          (279)
      ----------------------------------------------------------------------------------------------
      Taxable income subject to dividend requirement                   $    3,447       $    285
      ==============================================================================================

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                   Year Ended                          Year Ended
                                                December 31, 2004                   December 31, 2003
                                         ------------------------------     --------------------------------
                                                        Per       Per                     Per         Per
                                                     Preferred   Common                Preferred    Common
(in thousands, except per share data)      Total       Share      Share       Total      Share       Share
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Cash distributions paid                   $ 4,922     $ 8,868     $  --     $ 2,392     $ 3,637    $ 373,500
   Less: Return of captial                 (1,475)     (2,658)       --      (2,107)     (3,204)    (329,067)
------------------------------------------------------------------------------------------------------------
Dividends paid deduction                  $ 3,447     $ 6,210     $  --     $   285     $   433    $  44,433
============================================================================================================

4.    Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

5.    Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the periods ended December 31, 2004 and 2003, fees incurred under the agreement were $75,000 and $62,000, respectively.

An acquisition fee of $277,000 and other costs of $206,000 were paid in 2003 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $4,410,000 were paid in 2004 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $45,175,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $253,000. The average interest rate during the time the loan was outstanding was 4.44%.

A commitment fee of $3,191,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a distribution of $373,000 to the common shareholder in 2003 relating to the operations of the Company prior to the completion of the offering of preferred shares.

6.    Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                        Year Ending
      (in thousands)                    December 31,         Amount
                                        ------------        ---------

                                            2005            $  7,017
                                            2006               6,097
                                            2007               5,871
                                            2008               5,872
                                            2009               5,854
                                         Thereafter            2,925
                                                            ---------
                                                            $ 33,636
                                                            =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in March 2003, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

                                  SCHEDULE III

                           FSP Collins Crossing Corp.
                    Real Estate and Accumulated Depreciation
                                December 31, 2004

                                                                  Initial Cost
                                                         -------------------------------
                                                                                Costs
                                                                             Capitalized
                                                                 Buildings   (Disposals)
                                                                Improvements Subsequent
                                                                    and          to
Description                           Encumbrances (1)   Land    Equipment   Acquisition
-----------                           ----------------   ----    ---------   -----------


   Collins Crossing, Richardson, TX                      $4,022   $34,224      $9

                                                             Historical Costs
                                         ----------------------------------------------------------


                                                 Buildings                             Total Costs,
                                                Improvements                              Net of     Depreciable
                                                    and                  Accumulated   Accumulated       Life      Date of
Description                              Land    Equipment   Total (2)  Depreciation   Depreciation     Years     Acquisition
-----------                              ----    ---------   ---------  ------------   ------------     -----     -----------
                                            (in thousands)

   Collins Crossing, Richardson, TX    $4,022     $34,233    $38,255     $1,609         $36,646          39         2003

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $45,666.

                           FSP Collins Crossing Corp.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                     December 31,   December 31,
                                                   -----------------------------
(in thousands)                                          2004           2003
================================================================================

Real estate investments, at cost:
   Balance, beginning of period                       $38,246         $    --
       Acquisitions                                        --          38,246
       Improvements                                         9              --
       Dispositions                                        --              --
--------------------------------------------------------------------------------

   Balance, end of period                             $38,255         $38,246
================================================================================

Accumulated depreciation:
    Balance, beginning of period                      $   731         $    --
        Depreciation                                      878             731
        Dispositions                                       --              --
--------------------------------------------------------------------------------

    Balance, end of period                            $ 1,609         $   731
================================================================================

                       FSP Montague Business Center Corp.
                              Financial Statements
                        December 31, 2004, 2003 and 2002

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................   F-33

Balance Sheets as of December 31, 2004, and 2003.........................   F-34

Statements of Operations for the years ended December 31, 2004 and 2003 and for the period July 22, 2002 (date of inception) to
      December 31, 2002..................................................   F-35

Statements of Changes in Stockholders' Equity for the years ended
      December 31, 2004 and 2003 and for the period July 22, 2002
      (date of inception) to December 31, 2002...........................   F-36

Statements of Cash Flows for the years ended December 31, 2004 and 2003 and for the period July 22, 2002 (date of inception) to
      December 31, 2002..................................................   F-37

Notes to Financial Statements............................................   F-38

Financial Statements Schedule - Schedule III.............................   F-44

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Montague Business Center Corp.
Wakefield, Massachusetts

We have audited the accompanying balance sheets of FSP Montague Business Center Corp. as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2004 and 2003 and for the period from July 22, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Montague Business Center Corp. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 and for the initial period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.



/s/ Braver and Company, P.C.
Newton, Massachusetts
March 7, 2005

                  FSP Montague Business Center Corp.
                            Balance Sheets

                                                                      December 31,        December 31,
(in thousands,except shares and par value amounts)                        2004                2003
======================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                               $ 10,500           $ 10,500
     Buildings and improvements                                           10,499             10,499
------------------------------------------------------------------------------------------------------
                                                                          20,999             20,999

     Less accumulated depreciation                                           628                359
------------------------------------------------------------------------------------------------------

Real estate investments, net                                              20,371             20,640

Acquired real estate leases, net of accumulated amortization
     of $250 and $143, respectively                                          215                322
Acquired favorable real estate leases, net of accumulated
     amortization of  $2,907 and $1,744, respectively                      2,325              3,488
Cash and cash equivalents                                                  1,596              1,587
Cash-funded reserves                                                       2,061              2,007
Step rent receivable                                                         462                392
Prepaid expenses and other assets                                             20                 14
------------------------------------------------------------------------------------------------------

     Total assets                                                       $ 27,050           $ 28,450
======================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                   $    452           $    411
Distributions payable                                                      1,020                960
------------------------------------------------------------------------------------------------------

     Total liabilities                                                     1,472              1,371
------------------------------------------------------------------------------------------------------

Commitments and Contingencies:                                                --                 --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 334 shares
        authorized, issued and outstanding                                    --                 --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                    --                 --
     Additional paid-in capital                                           30,652             30,652
     Retained earnings and distirbutions in excess of earnings            (5,074)            (3,573)
------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                           25,578             27,079
------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                         $ 27,050           $ 28,450
======================================================================================================

                 See accompanying notes to financial statements.

                         FSP Montague Business Center Corp.
                              Statements of Operations

                                                                                                                  For the Period
                                                                                                                   July 22, 2002
                                                              For the Year Ended       For the Year Ended       (date of inception)
(in thousands, except shares and per share amounts)            December 31, 2004       December 31, 2003       to December 31, 2002
===================================================================================================================================

Revenues:
     Rental                                                           $3,432                  $3,645                  $ 1,008
-----------------------------------------------------------------------------------------------------------------------------------

       Total revneue                                                   3,432                   3,645                    1,008
-----------------------------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                           284                     314                      103
     Real estate taxes and insurance                                     255                     339                       83
     Depreciation and amortization                                       376                     368                      134
     General and administrative                                           63                      --                       --
     Interest                                                             --                      --                    1,949
-----------------------------------------------------------------------------------------------------------------------------------

       Total expenses                                                    978                   1,021                    2,269
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                   2,454                   2,624                   (1,261)

Interest income                                                           61                      45                       12
-----------------------------------------------------------------------------------------------------------------------------------

Net income (loss) before distributions to common stockholder           2,515                   2,669                   (1,249)

Distributions paid to common stockholder                                  --                      --                       32
-----------------------------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred stockholders              $2,515                  $2,669                  $(1,281)
===================================================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                   334                     334                      334
===================================================================================================================================

Net income (loss) per preferred share, basic and diluted              $7,530                  $7,991                  $(3,835)
===================================================================================================================================

                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                  Statements of Changes in Stockholders' Equity
               For the Years Ended December 31, 2004 and 2003 and
                for the Period July 22, 2002 (date of inception)
                              to December 31, 2002

                                                                                    Retained Earnings
                                                                     Additional     and Distributions        Total
                                           Preferred      Common       Paid in        in Excess of       Stockholders'
        (in thousands, except shares)        Stock         Stock       Capital          Earnings             Equity
======================================================================================================================

Private offering of 334 shares, net          $  --          $  --       $30,652          $    --           $ 30,652

Distributions                                   --             --            --           (1,222)            (1,222)

Net loss                                        --             --            --           (1,249)            (1,249)
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                      --             --        30,652           (2,471)            28,181

Distributions                                   --             --            --           (3,771)            (3,771)

Net income                                      --             --            --            2,669              2,669
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                      --             --        30,652           (3,573)            27,079

Distributions                                   --             --            --           (4,016)            (4,016)

Net income                                      --             --            --            2,515              2,515
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2004                   $  --          $  --       $30,652          $(5,074)          $ 25,578
======================================================================================================================

            See accompanying notes to financial statements.

                        FSP Montague Business Center Corp.
                             Statements of Cash Flows

                                                                                                                  For the Period
                                                                                                                   July 22, 2002
                                                                     For the Year Ended   For the Year Ended  (date of inception) to
(in thousands)                                                        December 31, 2004   December 31, 2003      December 31, 2002
====================================================================================================================================

Cash flows from operating activities:
     Net Income (loss)                                                      $ 2,515           $  2,669              $ (1,249)
     Adjustments to reconcile net income (loss) to net cash provided by
          (used for) operating activities:
                Depreciation and amortization                                   376                368                   134
                Amortization of favorable real estate lease                   1,163              1,164                   581
           Changes in operating assets and liabilities:
                Cash-funded reserves                                            (54)               366                (2,373)
                Step rent receivable                                            (70)              (262)                 (130)
                Prepaid expenses and other assets                                (6)                11                   (25)
                Accounts payable and accrued expenses                            41                383                    28
--------------------------------------------------------------------------------------------------------------------------------

                    Net cash provided by (used for) operating activities      3,965              4,699                (3,034)
--------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                              --               (355)              (20,644)
     Purchase of acquired real estate lease                                      --                 --                  (465)
     Purchase of acquired favorable real estate lease                            --                 --                (5,232)
--------------------------------------------------------------------------------------------------------------------------------

                    Net cash used for investing activities                       --               (355)              (26,341)
--------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                         --                 --                33,410
     Syndication costs                                                           --                 --                (2,758)
     Distributions to stockholders                                           (3,956)            (3,714)                 (320)
     Proceeds from long-term debt                                                --             26,000
     Principal payments on long-term debt                                        --            (26,000)
--------------------------------------------------------------------------------------------------------------------------------

                    Net cash (used for) provided by financing activities     (3,956)            (3,714)               30,332
--------------------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                         9                630                   957

Cash and cash equivalents, beginning of period                                1,587                957                    --
--------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                    $ 1,596           $  1,587              $    957
================================================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                               $    --           $     --              $  1,949

Disclosure of non-cash financing activities:
     Distributions declared but not paid                                    $ 1,020           $    960              $    902

                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

1.    Organization

FSP Montague Business Center Corp. (the "Company") was organized on July 22, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate two adjacent single-story research and development/office buildings located in San Jose, California (the "Property"). The Property contains approximately 145,951 square feet of space situated on approximately 9.95 acres of land. The Company acquired the Property on August 27, 2002.

On August 13, 2004, the Company entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). On February 25, 2005, FSP filed a Consent Solicitation/Prospectus with the United States Securities and Exchange Commission indicating its intent to merge the Company and three additional REITs with and into four of FSP's wholly-owned subsidiaries. The merger requires the approval of the shareholders of the Company as well as the shareholders of the three additional REITs. If approved, FSP will issue approximately 1,887,007 shares of its common stock in exchange for a 100% ownership interest in the Company. The Company has incurred $63,000 of costs through December 31, 2004 related to the merger and these costs have been included as an expense in the Statements of Operations.

2.    Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2002 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

         Category                                 Years
         --------                                 -----
         Building - Commercial                      39
         Building Improvements                    15-39
         Furniture and equipment                   5-7

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheets:

      (in thousands)
      --------------

      Price per Offering Memorandum                 $       26,000
      Plus:  Acquisition fees                                  167
      Plus:  Other acquisition costs                           174
      --------------------------------------------------------------
        Total Acquisition Costs                     $       26,341
      ==============================================================

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

These costs are reported in the Company's Balance Sheets as follows:

      Land                                           $      10,500
      Building                                              10,144
      Acquired real estate lease                               465
      Acquired favorable lease                               5,232
      ---------------------------------------------------------------
        Total reported on Balance Sheet              $      26,341
      ===============================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2004 and 2003 no such indicators of impairment were identified.

ACQUIRED REAL ESTATE LEASE

Acquired real estate lease represents the estimated value of legal and leasing costs related to the acquired leases that were included in the purchase price when the Company acquired the Property. Under Statement of Financial Accounting Standards (`SFAS") No. 141 "Business Combinations" , which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the life of the related lease. Amortization expense of $107,000, $107,000 and $36,000 is included in depreciation and amortization in the Company's Statements of Operations for the periods ended December 31, 2004, 2003 and 2002, respectively.

The acquired real estate lease included in the purchase price of the property was $465,000 and is being amortized over a period of five years.

The estimated annual amortization expense for the two years succeeding December 31, 2004 are as follows:

      (in thousands)
      --------------

      2005                                    $       107
      2006                                    $       108

ACQUIRED FAVORABLE REAL ESTATE LEASE

Acquired favorable real estate lease represents the value related to the leases when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the Property was acquired. Under SFAS 141 the Company is required to capitalize this difference and report it separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the tenant's lease. Amortization of $1,163,000, $1,164,000 and $581,000 is shown as a reduction of rental income in the Company's Statements of Operations for the periods ended December 31, 2004, 2003 and 2002, respectively.

The acquired favorable real estate lease included in the purchase price of the property was $5,232,000 and is being amortized over a period of five years in respect of the lease assumed.

The estimated annual amortization for the two years succeeding December 31, 2004 are as follows:

      (in thousands)
      --------------

      2005                                    $     1,163
      2006                                    $     1,162

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2004 and 2003.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended December 31, 2004, 2003 and 2002, 100% of the rental income was derived from one tenant, Novellus Systems, Inc. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

The lease provides for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreement. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, was $462,000 and $392,000 at December 31, 2004 and 2003, respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs in the amount of $2,758,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheets.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as an operating lease. Rental income from the lease, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                         Year Ended    Year Ended   Period Ended
                                        December, 31  December, 31  December, 31
      (in thousands)                        2004          2003          2002
      ==========================================================================
      Income from leases                 $   3,982     $   3,789     $   1,269
      Straight-line rent adjustment             70           262           130
      Reimbursable expenses                    543           758           190
      Amortization of
        acquired
        favorable real estate lease         (1,163)       (1,164)         (581)
      --------------------------------------------------------------------------
           Total                         $   3,432     $   3,645     $   1,008
      ==========================================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows SFAS No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2004, 2003 and 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3.    Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $810,000 that can be carried forward until it expires in the year 2022.

At December 31, 2004, the Company's net tax basis of its real estate assets was $25,721,000.

                       FSP Montague Business Center Corp.
                         Notes to Financial Statements.

3.    Income Taxes (continued)

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                                    Year Ended       Year Ended       Period Ended
                                                                    December 31,     December 31,     December 31,
      (in thousands)                                                    2004             2003             2002
      ============================================================================================================

      GAAP net income (loss)                                         $   2,515        $   2,669        $  (1,249)

         Add:  Book depreciation and amortization                          376              368              134
               Amortization of favorable lease                           1,163            1,164              581
               Deferred rent                                              (379)             379               --
         Less: Tax depreciation and amortization                          (404)            (399)            (142)
               Straight-line rents                                         (70)            (262)            (130)
      ------------------------------------------------------------------------------------------------------------
      Taxable income (loss)(1) subject to a dividend requirement     $   3,201        $   3,919        $    (806)
      ============================================================================================================

      (1)   A tax loss is not subject to a dividend requirement.

The following schedule summarizes the tax components of the distributions paid for the years ended December 31,:

                                                   Year Ended                          Year Ended
                                                December 31, 2004                   December 31, 2003
                                         ------------------------------     -------------------------------
                                                        Per       Per                     Per         Per
                                                     Preferred   Common                Preferred    Common
(in thousands, except per share data)      Total       Share      Share       Total      Share       Share
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Cash distributions paid                   $ 3,956     $ 11,844    $  --     $3,714      $11,119    $  --
   Less: Return of captial                   (550)      (1,647)      --         --           --       --
-----------------------------------------------------------------------------------------------------------
Dividends paid deduction                  $ 3,406     $ 10,197    $  --     $3,714      $11,119    $  --
===========================================================================================================

                                                      Year Ended
                                                 December 31, 2002
                                         ---------------------------------
                                                        Per         Per
                                                     Preferred     Common
(in thousands, except per share data)      Total       Share       Share
--------------------------------------------------------------------------
Cash distributions paid                   $ 320        $ 861     $ 32,227
   Less: Return of captial                 (320)        (861)     (32,227)
--------------------------------------------------------------------------
Dividends paid deduction                  $  --        $  --     $     --
==========================================================================

4.   Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all distributions, if any, declared by the Board of Directors out of funds legally available. The right to receive distributions shall be non-cumulative, and no right to distributions shall accrue by reason of the fact that no distribution has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

4.    Capital Stock (continued)

PREFERRED STOCK (continued)

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any earnings nor any related dividend.

5.    Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the years ended December 31, 2004, 2003 and 2002, fees incurred under the agreement were $46,000, $45,000 and $14,000, respectively.

An acquisition fee of $167,000 and other costs of $104,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,758,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full a note payable to FSP, principal of $26,000,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP was $29,000. The average interest rate during the time the loan was outstanding was 4.75%.

A commitment fee of $1,920,000 was paid to FSP in 2002 for obtaining the first mortgage loan and is included in interest expense on the Statement of Operations.

The Company paid a dividend of $32,000 in 2002 to the common shareholder relating to operations of the Company prior to the completion of the offering of preferred shares.

6.    Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under a non-cancelable operating lease as follows:

                                        Year Ending
      (in thousands)                    December 31,          Amount
      --------------                    ------------        ---------

                                            2005             $ 4,174
                                            2006               4,390
                                                            ---------
                                                             $ 8,564
                                                            =========

In addition, the lessee is liable for real estate taxes and certain operating expenses of the Property.

                                  SCHEDULE III

                       FSP Montague Business Center Corp.
                    Real Estate and Accumulated Depreciation
                                December 31, 2004

                                                                        Initial Cost
                                                               -------------------------------
                                                                                      Costs
                                                                                   Capitalized
                                                                       Buildings   (Disposals)
                                                                      Improvements Subsequent
                                                                          and          to
Description                                 Encumbrances (1)   Land    Equipment   Acquisition
-----------                                 ----------------   ----    ---------   -----------

   Montague Business Center, San Jose, CA                      $10,500  $10,144      $355

                                                                   Historical Costs
                                               ----------------------------------------------------------


                                                       Buildings                             Total Costs,
                                                      Improvements                              Net of     Depreciable
                                                          and                  Accumulated   Accumulated       Life      Date of
Description                                    Land    Equipment   Total (2)  Depreciation   Depreciation     Years     Acquisition
-----------                                    ----    ---------   ---------  ------------   ------------     -----     -----------
                                                  (in thousands)
   Montague Business Center, San Jose, CA    $10,500    $10,499    $20,999     $628           $20,371          39         2002

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $26,696.

                       FSP Montague Business Center Corp.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                      December 31,
                                       ---------------------------------------
(in thousands)                             2004          2003             2002
==============================================================================

Real estate investments, at cost:
   Balance, beginning of period         $20,999       $20,644          $    --
       Acquisitions                          --            --           20,644
       Improvements                          --           355               --
       Dispositions                          --            --               --
------------------------------------------------------------------------------

   Balance, end of period               $20,999       $20,999          $20,644
==============================================================================

Accumulated depreciation:
    Balance, beginning of period        $   359       $    98          $    --
        Depreciation                        269           261               98
        Dispositions                         --            --               --
------------------------------------------------------------------------------

    Balance, end of period              $   628       $   359          $    98
==============================================================================

                              FSP Royal Ridge Corp.
                              Financial Statements
                           December 31, 2004 and 2003

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

Independent Auditor's Report..............................................  F-47

Balance Sheets as of December 31, 2004 and 2003...........................  F-48

Statements of Operations for the years ended December 31, 2004 and 2003...  F-49

Statements of Changes in Stockholders' Equity for the years ended
      December 31, 2004 and 2003..........................................  F-50

Statements of Cash Flows for the years ended December 31, 2004 and 2003...  F-51

Notes to Financial Statements.............................................  F-52

Financial Statements Schedule - Schedule III..............................  F-59

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Royal Ridge Corp.
Wakefield, Massachusetts

We have audited the accompanying balance sheets of FSP Royal Ridge Corp. as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Royal Ridge Corp. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Braver and Company, P.C.
Newton, Massachusetts
March 7, 2005

                            FSP Royal Ridge Corp.
                               Balance Sheets

                                                                             December 31,    December 31,
(in thousands,except shares and par value amounts)                               2004            2003
=========================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                     $  1,649         $  1,649
     Buildings and improvements                                                 16,567           16,224
-------------------------------------------------------------------------------------------------------
                                                                                18,216           17,873

     Less accumulated depreciation                                                 795              375
-------------------------------------------------------------------------------------------------------

Real estate investments, net                                                    17,421           17,498

Acquired real estate leases, net of accumulated amortization
     of $299 and $143, respectively                                                819              975
Acquired favorable real estate leases, net of accumulated amortization
     of $891 and $426, respectively                                              2,442            2,907
Cash and cash equivalents                                                        1,038            1,214
Cash-funded reserves                                                               967            1,037
Restricted cash                                                                    571              571
Step rent receivable                                                             1,061              954
Prepaid expenses and other assets                                                    6               14
-------------------------------------------------------------------------------------------------------

     Total assets                                                             $ 24,325         $ 25,170
=======================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                         $    281         $    240
Distributions payable                                                              542              536
-------------------------------------------------------------------------------------------------------

     Total liabilities                                                             823              776
-------------------------------------------------------------------------------------------------------

Commitments and Contingencies:                                                      --               --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 297.5 shares
        authorized, issued and outstanding                                          --               --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                          --               --
     Additional paid-in capital                                                 27,277           27,277
     Retained earnings and distributions in excess of earnings                  (3,775)          (2,883)
-------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                 23,502           24,394
-------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                               $ 24,325         $ 25,170
=======================================================================================================

                 See accompanying notes to financial statements.

                            FSP Royal Ridge Corp.
                          Statements of Operations

                                                                            For the
                                                                           Years Ended
                                                                          December 31,
(in thousands, except shares and per share amounts)                    2004          2003
=============================================================================================

Revenues:
     Rental                                                           $3,064       $ 2,264
---------------------------------------------------------------------------------------------

       Total revenue                                                   3,064         2,264
---------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                           875           746
     Real estate taxes and insurance                                     324           255
     Depreciation and amortization                                       576           518
     General and administrative                                           66            --
     Interest                                                             --         1,731
---------------------------------------------------------------------------------------------

       Total expenses                                                  1,841         3,250
---------------------------------------------------------------------------------------------

Income (loss) before interest income                                   1,223          (986)

Interest income                                                           37            28
---------------------------------------------------------------------------------------------

Net income (loss) before distributions to common stockholder           1,260          (958)

Distributions paid to common stockholder                                  --            14
---------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred stockholders              $1,260       $  (972)
=============================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                 297.5         297.5
=============================================================================================

Net income (loss) per preferred share, basic and diluted              $4,235       $(3,267)
=============================================================================================

                              See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                  Statements of Changes in Stockholders' Equity
                 For the Years Ended December 31, 2004 and 2003

                                                                                       Retained Earnings
                                                                         Additional    and Distributions         Total
                                               Preferred      Common      Paid-in         in Excess of       Stockholders'
        (in thousands, except shares)            Stock         Stock      Capital           Earnings            Equity
==========================================================================================================================

Private offering of 297.5 shares, net          $  --          $  --        $27,277          $    --           $ 27,277

Distributions                                     --             --             --           (1,925)            (1,925)

Net loss                                          --             --             --             (958)              (958)
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                        --             --         27,277           (2,883)            24,394

Distributions                                     --             --             --           (2,152)            (2,152)

Net income                                        --             --             --            1,260              1,260
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2004                     $  --          $  --        $27,277          $(3,775)          $ 23,502
==========================================================================================================================

                 See accompanying notes to financial statements.

                               FSP Royal Ridge Corp.
                             Statements of Cash Flows

                                                                                            For the
                                                                                           Years Ended
                                                                                          December 31,
                                                                                     -----------------------
(in thousands)                                                                         2004          2003
============================================================================================================
Cash flows from operating activities:
     Net Income (loss)                                                               $ 1,260       $   (958)
     Adjustments to reconcile net income (loss) to net cash provided by
         (used for) operating activities:
              Depreciation and amortization                                              576            518
              Amortization of favorable leases                                           465            426
          Changes in operating assets and liabilities:
              Cash-funded reserves                                                        70         (1,037)
              Restricted cash                                                             --           (571)
              Step rent receivable                                                      (107)          (954)
              Prepaid expenses and other assets                                            8            (14)
              Accounts payable and accrued expenses                                       41            240
-----------------------------------------------------------------------------------------------------------
                       Net cash provided by (used for) operating activities            2,313         (2,350)
-----------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                     (343)       (17,873)
     Purchase of acquired real estate leases                                              --         (1,118)
     Purchase of acquired favorable real estate leases                                    --         (3,333)
-----------------------------------------------------------------------------------------------------------

                       Net cash used for investing activities                           (343)       (22,324)
-----------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                                  --         29,760
     Syndication costs                                                                    --         (2,483)
     Distributions to stockholders                                                    (2,146)        (1,389)
     Proceeds from long-term debt                                                         --         24,250
     Principal payments on long-term debt                                                 --        (24,250)
-----------------------------------------------------------------------------------------------------------

                       Net cash (used for) provided by financing activities           (2,146)        25,888
-----------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                                    (176)         1,214

Cash and cash equivalents, beginning of year                                           1,214             --
-----------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                                               $ 1,038       $  1,214
===========================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                                        $    --       $  1,731

Disclosure of non-cash financing activities:
     Distributions declared but not paid                                             $   542       $    536

                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

1.    Organization

FSP Royal Ridge Corp. (the "Company") was organized on December 20, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a six-story Class "A" suburban office building containing approximately 161,366 rental square feet of space located on approximately 13.2 acres of land in Alpharetta, GA (the "Property). The Company acquired the Property on January 30, 2003.

On August 13, 2004, the Company entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). On February 25, 2005, FSP filed a Consent Solicitation/Prospectus with the United States Securities and Exchange Commission indicating its intent to merge the Company and three additional REITs with and into four of FSP's wholly-owned subsidiaries. The merger requires the approval of the shareholders of the Company as well as the shareholders of the three additional REITs. If approved, FSP will issue approximately 1,801,598 shares of its common stock in exchange for a 100% ownership interest in the Company. The Company has incurred $66,000 of costs through December 31, 2004 related to the merger and these costs have been included as an expense in the Statements of Operations.

2.    Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2003 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2003 financial statements have been reclassified to conform to the 2004 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                                 Years
      --------                                 -----
      Building - Commercial                      39
      Building Improvements                    15-39
      Furniture & Equipment                     5-7

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)
      --------------

      Price per Offering Memorandum                              $    24,250
      Plus:  Acquisition fees                                            149
      Plus:  Other acquisition costs                                     111
      Less : Closing credit for tenant improvements                   (3,251)
      Less : Closing credit for free rent                             (1,270)
      -------------------------------------------------------------------------
        Total Acquisition Costs                                  $    19,989
      =========================================================================

These costs were recorded in the Company's Balance Sheets as follows:

      Land                                                       $     1,649
      Building                                                        13,889
      Acquired real estate leases                                      1,118
      Acquired favorable real estate leases                            3,333
      -----------------------------------------------------------------------
        Total recorded on Balance Sheets                         $    19,989
      =======================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2004 and 2003, no such indicators of impairment were identified.

Depreciation expense of $420,000 and $375,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the years ended December 31, 2004 and 2003, respectively.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases represent the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards ("SFAS") No. 141 "Business Combinations", which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining life of the related leases. Amortization expense of $156,000 and $143,000 are included in Depreciation and Amortization in the Company's Statement of Operations for the periods ended December 31, 2004 and 2003, respectively.

Acquired real estate lease costs included in the purchase price of the Property were $1,118,000 and are being amortized over the weighted-average period of seven years in respect of the leases assumed. Detail of the acquired real estate leases as of December 31,:

      (in thousands)                          2004              2003
      --------------                     ---------------    --------------
      Cost                                 $  1,118           $  1,118
      Accumulated amortization                 (299)              (143)
                                         ---------------    --------------
      Book value                           $    819           $    975
                                         ===============    ==============

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

ACQUIRED REAL ESTATE LEASES (continued)

The estimated annual amortization expense for the five years succeeding December 31, 2004 are as follows:

      (in thousands)
      --------------
      2005                               $   156
      2006                               $   156
      2007                               $   156
      2008                               $   156
      2009                               $   156
      Thereafter                         $    39

ACQUIRED FAVORABLE REAL ESTATE LEASES

Acquired favorable real estate leases represent the value related to the leases when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the Property was acquired. Under SFAS 141 the Company is required to report this value separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the related lease. Amortization of $465,000 and $426,000 is shown as a reduction of rental income in the Company's Statements of Operations for the periods ended December 31, 2004 and 2003 respectively.

The acquired favorable real estate leases included in the purchase price of the property was $3,333,000 and is being amortized over a period of seven years with respect of the leases assumed. Details of the acquired favorable real estate leases as of December 31 are as follows:

                                           2004             2003
                                       ------------     -----------
      Cost                             $   3,333        $   3,333
      Accumulated Amortization              (891)            (426)
                                       ------------     -----------
      Book Value                       $   2,442        $   2,907
                                       ============     ===========

The estimated annual amortization for the five years succeeding December 31, 2004 are as follows:

      2005                           $       465
      2006                           $       465
      2007                           $       465
      2008                           $       465
      2009                           $       465
      Thereafter                     $       117

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash represents funds held in escrow for tenant improvements.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2004 and 2003.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended December 31, 2004 and 2003 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                                             2004        2003
                                                             ----        ----
      Axis U.S Insurance                                     52%         52%
      Hagemeyer North America, Inc.                          38%         38%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $ 1,061,000 and $954,000 at December 31, 2004 and 2003, respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $ 2,483,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheets.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial properties and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                Year Ended       Period Ended
                                               December 31,      December 31,
      (in thousands)                               2004              2003
      ==========================================================================
      Income from leases                        $   2,204         $   1,152
      Straight-line rent adjustment                   107               954
      Reimbursable expenses                         1,218               584
      Amortization of favorable leases               (465)              (426)
      --------------------------------------------------------------------------
           Total                                $   3,064         $   2,264
      ==========================================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows SFAS No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3.    Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2003, the Company incurred a net operating loss for income tax purposes of approximately $1,349,000 that can be carried forward until it expires in the year 2023.

At December 31, 2004, the Company's net tax basis of its real estate assets was $21,635,000.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

3.    Income Taxes (continued)

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                                     Year Ended       Period Ended
                                                                    December 31,      December 31,
      (in thousands)                                                    2004              2003
      ============================================================================================

      Net income (loss)                                              $   1,260         $    (958)

         Add:  Book depreciation and amortization                          576               518
               Amortization of favorable real estate leases                465               426
               Deferred rent                                               (99)               99
         Less: Tax depreciation and amortization                          (517)             (480)
               Straight-line rents                                        (107)             (954)
      --------------------------------------------------------------------------------------------
      Taxable income (loss)(1)                                       $   1,578         $  (1,349)
      ============================================================================================

      (1)   A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                   Year Ended
                                                December 31, 2004                December 31, 2003
                                          ------------------------------   ------------------------------
                                                        Per        Per                    Per         Per
                                                     Preferred   Common                Preferred    Common
(in thousands, except per share data)      Total       Share      Share       Total      Share       Share
------------------------------------------------------------------------------------------------------------
Cash distributions paid                   $ 2,146     $ 7,213     $  --     $ 1,389     $ 4,621    $ 14,232
   Less: Return of captial                   (568)     (1,909)       --      (1,389)     (4,621)    (14,232)
------------------------------------------------------------------------------------------------------------
Dividends paid deduction                  $ 1,578     $ 5,304     $  --     $    --     $    --    $     --
------------------------------------------------------------------------------------------------------------

4.    Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any earnings nor any related dividend.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

5.    Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2004 and 2003, fees incurred under the agreement were $36,000 and $18,000 respectively.

An acquisition fee of $149,000 and other costs of $111,000 were paid in 2003 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,380,000 were paid in 2003 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $24,250,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP was $20,000. The average interest rate during the time the loan was outstanding was 4.50%.

A commitment fee of $1,711,000 was paid in 2003 to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statements of Operations.

The Company paid a distribution of $14,000 in 2003 to the common shareholder relating to the operations of the Company prior to the completion of the offering of preferred shares.

6.    Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                        Year Ending
      (in thousands)                    December 31,          Amount
                                        ------------       ---------
                                            2005            $  2,040
                                            2006               2,071
                                            2007               2,123
                                            2008               2,176
                                            2009               2,230
                                         Thereafter            6,748
                                                            ---------
                                                            $ 17,388
                                                            =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in January 2003, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from two to ten years with renewal options.

                                  SCHEDULE III

                              FSP Royal Ridge Corp.
                    Real Estate and Accumulated Depreciation
                                December 31, 2004

                                                                  Initial Cost
                                                         -------------------------------
                                                                                Costs
                                                                             Capitalized
                                                                 Buildings   (Disposals)
                                                                Improvements Subsequent
                                                                    and          to
Description                           Encumbrances (1)   Land    Equipment   Acquisition
-----------                           ----------------   ----    ---------   -----------


   Royal Ridge, Alpharetta, GA                          $1,649    $16,224      $343

                                                           Historical Costs
                                       ----------------------------------------------------------


                                               Buildings                             Total Costs,
                                              Improvements                              Net of     Depreciable
                                                  and                  Accumulated   Accumulated       Life      Date of
Description                            Land    Equipment   Total (2)  Depreciation   Depreciation     Years     Acquisition
-----------                            ----    ---------   ---------  ------------   ------------     -----     -----------
                                          (in thousands)

   Royal Ridge, Alpharetta, GA       $1,649     $16,567    $18,216     $795           $17,421          39         2003

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $22,667

                              FSP Royal Ridge Corp.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                     December 31,   December 31,
                                                    ----------------------------
(in thousands)                                           2004           2003
================================================================================

Real estate investments, at cost:
   Balance, beginning of period                        $17,873         $    --
       Acquisitions                                         --          17,873
       Improvements                                        343              --
       Dispositions                                         --              --
--------------------------------------------------------------------------------

   Balance, end of period                              $18,216         $17,873
================================================================================

Accumulated depreciation:
    Balance, beginning of period                       $   375         $    --
        Depreciation                                       420             375
        Dispositions                                        --              --
--------------------------------------------------------------------------------

    Balance, end of period                             $   795         $   375
================================================================================